UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 17, 2007

SAMDREW IV, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51679	03-0562653
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

970 Browers Point Branch
Hewlett Neck, NY 11598
(Address of Principal Executive Offices/Zip Code)

(212) 869-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(B)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Item 1.01 Entry into a Material Definitive Agreement.

On June 20, 2006, Samdrew IV, Inc. (the “Company” or “Samdrew”) entered into a letter of intent (the “Letter of Intent”) with Illuminex Corporation (“Illuminex”), pursuant to which Samdrew intends to combine with Illuminex either through a merger between Illuminex and a wholly owned subsidiary of Samdrew, or an exchange of shares of stock of Illuminex for shares of common stock, par value $.0001 per share (“Common Stock”) of Samdrew (the “Merger”). The Letter of Intent has since expired.

On January 17, 2007, the Company and Illuminex agreed to extend certain provisions of the Letter of Intent, pursuant to the terms of conditions of that certain Amendment to Letter of Intent (the “Amendment”), a copy of which is attached hereto as Exhibit 10.1. The Amendment provides for the following: (i) the Closing (as defined in the Letter of Intent) will occur as soon as practicable, but the parties desire the Closing to be completed no later than April 9, 2007; (ii) the No-Shop provision in the Letter of Intent shall remain in effect until the earliest to occur of (a) the Closing, (b) the date on which Samdrew and Illuminex mutually agree in writing to discontinue negotiations regarding such a transaction on the terms set forth herein, or (c) April 9, 2007; (iii) the No Material Changes in Business provision in the Letter of Intent shall remain in effect until the earliest to occur of the termination of the Letter of Intent, April 9, 2007 or the date of execution of the Definitive Agreements (as defined in the Letter of Intent); and (iv) the Binding Provisions (as defined in the Letter of Intent) (along with the rest of the Letter of Intent) may be terminated (A) by mutual written consent of both parties; or (B) upon written notice by either party to the other if the Definitive Agreements have not been executed by April 9, 2007, provided, however, that the termination of the Binding Provisions shall not affect the liability for breach of any of the Binding Provisions prior to the termination. In all other respects, the Letter of Intent remains unmodified and in full force and effect.

There can be no assurances that a Merger or any similar transaction contemplated under the terms of the Letter of Intent and the Amendment will ever be consummated.

Item 9.01 Financial Statements and Exhibits.

Set forth below is a list of Exhibits included as part of this Current Report.

(d)    Exhibits.

Exhibit
Number	Description

10.1	Amendment to Letter of Intent, dated January 17, 2007

This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements with respect to the Company’s plans, objectives, expectations and intentions and other statements identified by words such as “may”, “could”, “would”, “should”, “believes”, “expects”, “anticipates”, “estimates”, “intends”, “plans” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAMDREW IV, INC.

By:	/s/ David N. Feldman
Name: David N. Feldman
Title: President

Dated: January 17, 2007